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                                                                    Exhibit 99.2

                            CAMDEN VOTING AGREEMENT


         This VOTING AGREEMENT ("AGREEMENT") is entered into on December 16, 1997 by and among Oasis Residential, Inc., a Nevada corporation (the "COMPANY"), and each of the undersigned shareholders (such shareholders each individually referred to herein as a "MAJOR SHAREHOLDER" and collectively as the "MAJOR SHAREHOLDERS") of Camden Properties Trust, a Texas real estate investment trust ("CAMDEN").

         WHEREAS, pursuant to an Agreement and Plan of Merger dated December 16, 1997 (the "MERGER AGREEMENT") among Camden, Camden Subsidiary II, Inc., a Delaware corporation and a direct wholly owned subsidiary of Camden ("CAMDEN SUB"), and Oasis Residential, Inc., a Nevada corporation (the "COMPANY"), the Company will be merged with and into Camden Sub (the "MERGER") (all capitalized terms used but not defined herein shall have the meanings set forth in the Merger Agreement);

         WHEREAS, pursuant to the Merger Agreement, and to induce the Company to enter into the Merger Agreement, Camden has agreed to use its best efforts to cause the persons who are identified on Annex B to the Merger Agreement to execute and deliver to the Company a Voting Agreement;

         WHEREAS, approximately 1.6% percent of the beneficial and record ownership of the issued and outstanding shares of beneficial interest, $.01 par value per share, of Camden (the "CAMDEN SHARES") are held, in the aggregate, by the Major Shareholders in the manner set forth on Exhibit A hereto;

         NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1.                    DISPOSITION OF CAMDEN SHARES

                              Each Major Shareholder agrees, for the period from
the date hereof through the date on which the Merger is consummated or the Merger Agreement terminates, whichever is earlier (such period hereinafter referred to as the "TERM"), that such Major Shareholder, except as contemplated hereby, (a) will not directly or indirectly sell, transfer, pledge, encumber, assign or otherwise dispose of, or enter into any contract, option or other agreement or understanding with respect to the sale, transfer, pledge, encumbrance, assignment or other disposition of, any Camden Shares now owned or hereafter acquired by such Major Shareholder, except for transfers to independent charitable foundations or institutions and except for




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transfers approved in writing by the Company, (b) grant any proxies, deposit any Camden Shares into a voting trust or enter into a voting agreement with respect to any Camden Shares or (c) take any action that would have the effect of preventing or disabling the Major Shareholder from performing its obligations under this Agreement.

SECTION 2.                    VOTING

                              Each Major Shareholder agrees during the Term to
cast all votes attributable to Camden Shares now and hereafter beneficially owned by such Major Shareholder at any annual or special meeting of shareholders of Camden, including any adjournments or postponements thereof (a "MEETING"), (a) in favor of adoption of the Merger Agreement and the transactions contemplated thereby (including any amendment or modification of the terms of the Merger Agreement approved by the board of trust managers of Camden), and (b) against approval or adoption of any action or agreement (other than the Merger Agreement or the transactions contemplated thereby) that would impede, interfere with, delay, postpone or attempt to discourage the Merger and the transactions contemplated thereby.

SECTION 3.                    REPRESENTATIONS AND WARRANTIES OF THE MAJOR
SHAREHOLDERS

                              Each of the Major Shareholders represents and
warrants to the Company as follows:

         6.14 The execution and delivery of this Agreement and the consummation of the transactions herein contemplated will not conflict with or violate any law, regulation, court order, judgment or decree applicable to such Major Shareholder or conflict with or result in any breach of or constitute a default (or an event which with notice or lapse of time or both would become a default) under any contract or agreement to which such Major Shareholder is a party or by which such Major Shareholder is bound or affected, which conflict, violation, breach or default would materially and adversely affect such Major Shareholder's ability to perform this Agreement.

         6.15 Such Major Shareholder is not required to give any notice or make any report or other filing with any governmental authority in connection with the execution or delivery of this Agreement or the performance of such Major Shareholder's obligations hereunder and no waiver, consent, approval or authorization of any governmental or regulatory authority or any other person or entity is required to be obtained by such Major Shareholder for the performance of such Major Shareholder's obligations hereunder, other than where the failure to make such filings, give such notices or obtain such waivers, consents, approvals or authorizations would not materially and adversely affect such Major Shareholder's ability to perform this Agreement.




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         6.16 The Camden Shares set forth opposite the name of such Major
Shareholder on Exhibit A hereto are the only Company Shares owned beneficially or of record by such Major Shareholder or over which such Person exercises voting control.


SECTION 4.                    UNDERSTANDING OF THIS AGREEMENT

                              Each Major Shareholder has carefully read this
Agreement and has discussed its requirements, to the extent such Major Shareholder believes necessary, with its counsel (which may be counsel to Camden). The undersigned further understands that the parties to the Merger Agreement will be proceeding in reliance upon this Agreement.

SECTION 5.                    DESCRIPTIVE HEADINGS

                The descriptive headings herein are inserted for convenience only and are not intended to be part of or to affect the meaning or interpretation of this Agreement.

SECTION 6.                    COUNTERPARTS

                              This Agreement may be executed in counterparts,
each of which when so executed and delivered shall be an original, but all of such counterparts shall together constitute one and the same instrument.

SECTION 7.                    ENTIRE AGREEMENT; ASSIGNMENT

                              This Agreement (i) constitutes the entire
agreement and supersedes all prior agreements and understandings, both written and oral, among the parties hereto with respect to the subject matter hereof and (ii) shall not be assigned by operation of law or otherwise.

SECTION 8.                    GOVERNING LAW

                              THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED
IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS THEREOF.

SECTION 9.                    SPECIFIC PERFORMANCE

                              The parties hereto agree that if any of the
provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached, irreparable damage would occur, no adequate remedy at law would exist and damages would be difficult to determine, and that the parties shall




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be entitled to specific performance of the terms hereof, in addition to any other remedy at law or equity.


SECTION 10.            PARTIES IN INTEREST

                              This Agreement shall be binding upon and inure
solely to the benefit of each party hereto, and nothing in this Agreement, express or implied, is intended to or shall confer upon any other person or persons any rights, benefits or remedies of any nature whatsoever under or by reason of this Agreement.

SECTION 11.            AMENDMENT; WAIVERS

                              This Agreement shall not be amended, altered or
modified except by an instrument in writing duly executed by each of the parties hereto. No delay or failure on the part of any party hereto in exercising any right, power or privilege under this Agreement shall impair any such right, power or privilege or be construed as a waiver of any default or any acquiescence thereto. No single or partial exercise of any such right, power or privilege shall preclude the further exercise of such right, power or privilege, or the exercise of any other right, power or privilege. No waiver shall be valid against any party hereto, unless made in writing and signed by the party against whom enforcement of such waiver is sought, and then only to the extent expressly specified therein.

SECTION 12.            CONFLICT OF TERMS

                              In the event any provision of this Agreement is
directly in conflict with, or inconsistent with, any provision of the Merger Agreement, the provision of the Merger Agreement shall control.





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                IN WITNESS WHEREOF, the parties hereto have duly
executed and delivered this Voting Agreement, or have caused this Voting Agreement to be duly executed and delivered in their names and on their behalf as of the date first written above.


                                          OASIS RESIDENTIAL, INC.


                                          By:  /s/ Scott S. Ingraham
                                               ---------------------------------
                                               Name:  Scott S. Ingraham
                                               Title: President and Chief
                                                      Operating Officer

                                               /s/ Richard J. Campo
                                               ---------------------------------
                                               Richard J. Campo


                                               /s/ D. Keith Oden
                                               ---------------------------------
                                               D. Keith Oden







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